UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2021

Cigna Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38769 (Commission File Number)	82-4991898 (IRS Employer Identification No.)

900 Cottage Grove Road

Bloomfield, Connecticut 06002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(860) 226-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	CI	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Retirement of Isaiah Harris, Jr.

On July 26, 2021, Isaiah Harris, Jr., the current Chair of the Board of Directors (the “Board”) of Cigna Corporation (“Cigna” or the “Company”), informed the Board that he intends to retire at the end of the year. Mr. Harris’s retirement is not a result of any disagreement with the Company.

Appointment of Neesha Hathi

On July 28, 2021, the Board appointed Neesha Hathi as an independent member of the Board, such appointment to be effective as of September 1, 2021. Ms. Hathi will serve on the Audit and Finance Committees.

Ms. Hathi will receive compensation for her service on the Board pursuant to Cigna’s non-employee director compensation program as in effect from time to time during her service on the Board. The terms of Cigna’s non-employee director compensation program are described in Cigna’s Definitive Proxy Statement on Schedule 14A for the 2021 annual meeting of shareholders, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 19, 2021, and a copy of the non-employee director compensation program has been filed as Exhibit 10.17 to Cigna’s Annual Report on Form 10-K for the year ended December 31, 2020 (“2020 Form 10-K”).

There is no arrangement or understanding between Ms. Hathi and any other person pursuant to which she was selected as a director. Ms. Hathi has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

Item 8.01	Other Events

On July 30, 2021, the Company issued a press release announcing Mr. Harris’s retirement and that, effective January 1, 2022, David M. Cordani, the President and Chief Executive Officer of the Company, will assume the role of Chair of the Board and Eric C. Wiseman will become the Board’s Lead Independent Director, in each case for a three-year term (subject to the re-election of each of Mr. Cordani and Mr. Wiseman to the Board during such period).

Mr. Cordani has been President and Chief Executive Officer of the Company since 2008 and has been a member of the Board since 2009. Mr. Wiseman has been a member of the Board since 2007 and has served as Chair of the People Resources Committee since 2019.

The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit No.	Description

99.1	Press Release, dated July 30, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cigna Corporation
Date: July 30, 2021	By:	/s/ Nicole S. Jones
Nicole S. Jones
Executive Vice President and General Counsel